UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2024

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

As previously disclosed, on November 12, 2020 Cable One, Inc. (the “Company”) acquired a 45% equity interest (the “Investment”) in Mega Broadband Investments Holdings LLC, a Delaware limited liability company (“MBI”).

In connection with the Investment, the Company entered into a Second Amended and Restated Limited Liability Company Agreement of MBI, dated as of November 12, 2020 (the “Existing Operating Agreement”) with MBI and GTCR Fund XII/B LP, a Delaware limited liability company; Mega Broadband Splitter, LP, a Delaware limited partnership; GTCR Co-Invest XII LP, a Delaware limited partnership; and Mega Broadband Blocker, LLC, a Delaware limited liability company (collectively, the “GTCR Investors”). Under the Existing Operating Agreement, the Company had the right, exercisable any time between the first quarter of 2023 and the second quarter of 2024, to acquire all of the membership interests in MBI not then held by the Company from the other members of MBI (the “Call Right”). The Call Right was not exercised under the Existing Operating Agreement and as a result, the GTCR Investors had the right, exercisable during the third quarter of 2025, to sell (and to cause all members of MBI other than the Company to sell) to the Company, and the Company would have the obligation to purchase, all of the membership interests in MBI not then held by the Company (the “Put Right”). The purchase price payable by the Company upon the exercise of the Call Right or the Put Right, as applicable, was to be calculated under a formula set forth in the Existing Operating Agreement based on (i) a multiple of MBI’s adjusted earnings before interest, taxes, depreciation and amortization for the twelve-month period ended June 30, 2025 and (ii) MBI’s total net indebtedness.

On December 20, 2024, the Company, MBI and the GTCR Investors entered into a Third Amended and Restated Limited Liability Company Agreement of MBI to amend and restate the Existing Operating Agreement (as amended and restated, the “A&R Operating Agreement”). The A&R Operating Agreement, among other things, adjusts the Put Right and Call Right in the following key respects:

(i)	on December 20, 2024, the Company made a cash payment of $250 million, indirectly, to the other unit holders in MBI (the “Upfront Payment”);

(ii)	on December 20, 2024, the unit holders in MBI (other than the Company) received the proceeds from $100 million of new indebtedness recently incurred by a subsidiary of MBI (the “New MBI Debt”);

(iii)	the Call Right has been reinstated and may be exercised at any time after the availability of MBI’s June 30, 2025 financial statements (unless the Put Right has been exercised);

(iv)	the exercise of the Put Right has been deferred to no earlier than January 1, 2026 (unless a change of control of the Company occurs prior to that date);

(v)	the closing of any exercise of the Put Right has been deferred to no earlier than October 1, 2026 (unless the Company at its option elects to cause the closing to occur prior to October 1, 2026);

(vi)
the purchase price payable upon an exercise of the Put Right or Call Right will be reduced by an amount equal to the Upfront Payment and the New MBI Debt, and the impact of the New MBI Debt (and the associated interest and fees) will be excluded from the calculation of MBI’s net indebtedness for purposes of determining such purchase price; and

(vii)	if the closing of the Put Right or Call Right occurs prior to October 1, 2026, the purchase price payable will be discounted, from October 1, 2026 to the closing, at a per annum rate of 12%.

Based on currently available information, if the Put Right or Call Right is exercised and closes on October 1, 2026, we estimate that (i) the purchase price payable by the Company on October 1, 2026 for the equity interests of MBI that it does not already own will range between approximately $410 million and $550 million; and (ii) MBI’s total net indebtedness that will be outstanding at the time it becomes a wholly-owned subsidiary of the Company on October 1, 2026 will be approximately $845 million to $895 million. These estimates are based on MBI’s past performance and current forecasts and are subject to numerous assumptions and risks including, without limitation, factors that could impact MBI’s performance, such as competition, economic conditions, operating performance and other factors referenced below under “Cautionary Statement Regarding Forward-Looking Statements”.  If any of those underlying assumptions prove incorrect, or if any of those risks materialize, the actual purchase price payable by the Company upon the closing of an exercise of the Put Right or Call Right and the amount of MBI’s indebtedness outstanding at that time may differ from the estimated amounts described above.

The foregoing descriptions of the Existing Operating Agreement, a copy of which was filed as Exhibit 10.29 to the Company’s Annual Report on Form 10-K filed on February 26, 2021 and is incorporated by reference herein, and the A&R Operating Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein, do not purport to be complete and are qualified in their entirety by reference to the full text of the Existing Operating Agreement and the A&R Operating Agreement, respectively.

Item 7.01          Regulation FD Disclosure.

On December 20, 2024, the Company issued a press release announcing the amendments contemplated by the A&R Operating Agreement. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Any statements regarding expectations and opportunities related to MBI, the Company’s future net leverage ratio, the Put Right, the Call Right, the amounts payable upon the exercise of those rights and any other statements that are not historical facts are forward-looking statements. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the factors described under “Risk Factors” in the Company’s Amendment No.1 to its Annual Report on Form 10-K/A for the period ended December 31, 2023 and the Company’s other filings with the Securities and Exchange Commission, and uncertainties, assumptions and changes in circumstances that may cause the Company’s and/or MBI’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Third Amended and Restated Limited Liability Company Agreement, dated as of December 20, 2024, among Mega Broadband Investments Holdings LLC, GTCR Fund XII/B LP, Mega Broadband Splitter LP, GTCR Co-Invest XII LP, Mega Broadband Blocker, LLC and Cable One, Inc.

99.1	Press release issued by Cable One, Inc. on December 20, 2024
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One Inc.

By:	/s/ Christopher Arntzen
	Name:	Christopher Arntzen
	Title:	Vice President, Deputy General Counsel and Secretary

Date: December 20, 2024